EXHIBIT 2.20


                    PRISM(R) INTELLECTUAL PROPERTY ASSIGNMENT


     FOR VALUE RECEIVED, Intersil Holding Corporation, a Delaware Corporation having a place of business at 2401 Palm Bay Road NE, Palm Bay, Florida 32905 (hereinafter "Holding") hereby assigns, transfers and sets over to Intersil Corporation, a Delaware Corporation having a place of business at 2401 Palm Bay Road NE, Palm Bay, Florida 32905 (hereinafter "Operating"), its entire right title and interest in and to all of the "Prism(R) Intellectual Property."

     The term "Prism(R) Intellectual Property" as used herein means all the intellectually property relating to "Prism(R) Products", including, but not limited to, each and every one of the patents, patent applications, invention disclosures, copyrights, trademarks and mask works listed in Appendix A hereto, as well as all applications for patent and any Letters Patent which may be granted therefor, in the United States of America and all foreign countries, and in and to any and all continuations-in-part, continuations, divisions, substitutes, reissues, extensions, renewals, and reexaminations thereof and all other applications for Letters Patent relating thereto which have been or shall be filed in the United States, its territorial possessions and/or any foreign countries, and all rights, together with all priority rights, under any of the international conventions, unions, agreements, acts, and treaties, including all future conventions, unions, agreements, acts, and treaties. Prism(R) Intellectual Property also includes any and all "Prism(R) Know-How, trade secrets and software relating to Prism(R) Products.

     The term "Prism(R) Products" as used herein means those integrated circuits, which in combination with other integrated circuits comprise a wireless local area network chip set compliant with the IEEE Standard 802.11-1997 (approved June 26, 1997) and 802.11b high rate standard, (commonly referred to as the Prism(R) I or Prism(R) II chip set) including all improvements and derivatives thereof.

     The term "Prism(R) Know-How" as used herein means technical information (including copyrighted information) including, but not limited to: engineering documentation, design and development records, software (in both source and object code forms), algorithms, flow charts, design information, drawings, specifications, schematics, test data, bills of material, data sheets, manufacturing documentation, manufacturing drawings, instructions, specifications, procedures, methods, standards documentation, tooling and fixture drawings, process specifications, process instructions, quality and reliability documentation, quality plans, test plans, test records, and regulatory documentation, that is related to those integrated circuits (also referred to as a chip set) comprising a wireless local area network system compliant with the IEEE Standard 802.11-1997 (approved June 26, 1997). The system includes integrated circuits for both the client device and the media access controller, which provides connectivity to the wired network.

     Holding hereby agrees to deliver to Operating such additional assignments, in form and substance reasonably satisfactory to Operating and its counsel, which may be necessary or desirable to record, both in the United States and in foreign jurisdictions, the transfer to Operating of the title to various items comprising the Prism(R) Intellectual Property, including, but not necessarily limited to, the patents, patent applications, invention disclosures, copyrights, trademarks and maskworks relating to the Prism(R) Products.

     Holding hereby further agrees to cooperate with Operating in every way possible to effectuate the purpose of this assignment.

     Holding hereby covenants that it has the right to convey the entire interest herein assigned, and that it has not executed and will not execute, any agreement in conflict herewith.

     IN WITNESS WHEREOF,


                                                  INTERSIL HOLDING CORPORATION
Date: 8/13/99                                     By: /s/ Gregory L. Williams
      -------                                         -----------------------
                                                      Gregory L. Williams
                                                      CEO



ATTEST

         [SEAL]

/s/ Daniel J. Heneghan                            Date: 8/13/99
----------------------                                  -------
Daniel J. Heneghan
Secretary

                            LIST OF PRISM MASKWORKS


                    There are no registered Prism maskworks.

                                                                      APPENDIX A

                          LIST OF PRISM GRANTED PATENTS
                         AND PENDING PATENT APPLICATIONS


--------------------------------------------------------------------------------------------
Case #     SubCase        Div Ref#      Country     Status    Application #  Filing Date
--------------------------------------------------------------------------------------------
H6384                   SE-1265-WR        CN      Published   98103623.6     09-Jan-1998

--------------------------------------------------------------------------------------------
H6384                   SE-1265-WR        EP      Pending     97403105.6     19-Dec-1997

--------------------------------------------------------------------------------------------
H6384                   SE-1265-WR        JP      Published   1608/98        07-Jan-1998

--------------------------------------------------------------------------------------------
H6384                   SE-1265-WR        KR      Pending     98-397         09-Jan-1998

--------------------------------------------------------------------------------------------
H6384                   SE-1265-WR        TW      Pending     87100211       09-Jan-1998

--------------------------------------------------------------------------------------------
H6384                   SE-1265-WR        US      Pending     08/781736      10-Jan-1997

--------------------------------------------------------------------------------------------
H6385                   SE-1266-WR        CN      Published   98104209.0     08-Jan-1998
--------------------------------------------------------------------------------------------
H6385                   SE-1266-WR        EP      Pending     97402955.5     05-Dec-1997
--------------------------------------------------------------------------------------------
H6385                   SE-1266-WR        JP      Published   1607/98        07-Jan-1998
--------------------------------------------------------------------------------------------
H6385                   SE-1266-WR        KR      Pending     98-396         09-Jan-1998
--------------------------------------------------------------------------------------------
H6385                   SE-1266-WR        TW      Pending     87100212       09-Jan-1998
--------------------------------------------------------------------------------------------
H6385                   SE-1266-WR        US      Granted     08/781334      10-Jan-1997
--------------------------------------------------------------------------------------------
H6388                   SE-1301-WR        CN      Published   98105495.1     16-Mar-1998

--------------------------------------------------------------------------------------------
H6388                   SE-1301-WR        EP      Unfiled

--------------------------------------------------------------------------------------------
H6388                   SE-1301-WR        JP      Published   67463/98       17-Mar-1998

--------------------------------------------------------------------------------------------
H6388                   SE-1301-WR        KR      Pending     98-9022        17-Mar-1998

--------------------------------------------------------------------------------------------
H6388                   SE-1301-WR        TW      Pending     87102737       25-Feb-1998

--------------------------------------------------------------------------------------------
H6388                   SE-1301-WR        US      Pending     08/819846      17-Mar-1997

--------------------------------------------------------------------------------------------
H6491                   SE-1322-WR        JP      Pending     11-509050      01-Oct-1998
--------------------------------------------------------------------------------------------










------------------------------------------------------------------------------------------------
Case #     Patent #     Issue Date                               Title
------------------------------------------------------------------------------------------------
H6384                                   INTERPOLATOR USING A PLURALITY OF POLYNOMINAL
                                        EQUATIONS AND ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6384                                   INTERPOLATOR USING A PLURALITY OF POLYNOMINAL
                                        EQUATIONS AND ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6384                                   INTERPOLATOR USING A PLURALITY OF POLYNOMINAL
                                        EQUATIONS AND ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6384                                   INTERPOLATOR USING A PLURALITY OF POLYNOMINAL
                                        EQUATIONS AND ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6384                                   INTERPOLATOR USING A PLURALITY OF POLYNOMINAL
                                        EQUATIONS AND ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6384                                   INTERPOLATOR USING A PLURALITY OF POLYNOMINAL
                                        EQUATIONS AND ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6385                                   RE-SAMPLING CIRCUIT AND ASSOCIATED METHOD
------------------------------------------------------------------------------------------------
H6385                                   RE-SAMPLING CIRCUIT AND ASSOCIATED METHOD
------------------------------------------------------------------------------------------------
H6385                                   RE-SAMPLING CIRCUIT AND ASSOCIATED METHOD
------------------------------------------------------------------------------------------------
H6385                                   RE-SAMPLING CIRCUIT AND ASSOCIATED METHOD
------------------------------------------------------------------------------------------------
H6385                                   RE-SAMPLING CIRCUIT AND ASSOCIATED METHOD
------------------------------------------------------------------------------------------------
H6385      5764113      09-Jun-1998     RE-SAMPLING CIRCUIT AND ASSOCIATED METHOD
------------------------------------------------------------------------------------------------
H6388                                   HIGH DATA RATE SPREAD SPECTRUM TRANSCEIVER AND
                                        ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6388                                   HIGH DATA RATE SPREAD SPECTRUM TRANSCEIVER AND
                                        ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6388                                   HIGH DATA RATE SPREAD SPECTRUM TRANSCEIVER AND
                                        ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6388                                   HIGH DATA RATE SPREAD SPECTRUM TRANSCEIVER AND
                                        ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6388                                   HIGH DATA RATE SPREAD SPECTRUM TRANSCEIVER AND
                                        ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6388                                   HIGH DATA RATE SPREAD SPECTRUM TRANSCEIVER AND
                                        ASSOCIATED METHODS
------------------------------------------------------------------------------------------------
H6491                                   FREQUENCY DEPENDENT RESISTIVE ELEMENT
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
Case #     SubCase        Div Ref#      Country     Status    Application #  Filing Date
--------------------------------------------------------------------------------------------
H6491                   SE-1322-WR        US      Granted     08/941704      01-Oct-1997
--------------------------------------------------------------------------------------------
H6491                   SE-1322-WR        WO      Pending     98/20699       01-Oct-1998
--------------------------------------------------------------------------------------------
H6491      A            SE-1322-WR        US      Pending     09/246815      09-Feb-1999
--------------------------------------------------------------------------------------------
H6588                   SE-1407-WR        US      Pending     09/231608      14-Jan-1999

--------------------------------------------------------------------------------------------
H6588                   SE-1407-WR        WO      Pending     99/00851       14-Jan-1999

--------------------------------------------------------------------------------------------
H6696                   SE-1453-WR        US      Pending     09/163802      30-Sep-1998

--------------------------------------------------------------------------------------------
H6756                   SE-1492-WR        US      Pending     09/231184      14-Jan-1999

--------------------------------------------------------------------------------------------
H6756                   SE-1492-WR        WO      Pending     99/00852       15-Jan-1999

--------------------------------------------------------------------------------------------
H6759                   SE-1479-WR        US      Pending     09/342583      29-Jun-1999
--------------------------------------------------------------------------------------------
H6762                   SE-1482-WR        US      Pending     09/266386      10-Mar-1999

--------------------------------------------------------------------------------------------
H6766                   SE-1500-WR        US      Pending     09/231228      14-Jan-1999

--------------------------------------------------------------------------------------------
H6766                   SE-1500-WR        WO      Pending     99/00940       15-Jan-1999

--------------------------------------------------------------------------------------------
H6770                   SE-1488-WR        US      Pending     09/261981      04-Mar-1999
--------------------------------------------------------------------------------------------
H6839                   SE-1531-WR        CA      Pending     2154889        27-Jan-1994

--------------------------------------------------------------------------------------------
H6839                   SE-1531-WR        EP      Pending     0 681 767      29-Apr-1998

--------------------------------------------------------------------------------------------
H6839                   SE-1531-WR        US      Granted     11361          29-Jan-1993

--------------------------------------------------------------------------------------------
H6840                   SE-1532-WR        CA      Pending     2154897        27-Jan-1994
--------------------------------------------------------------------------------------------
H6840                   SE-1532-WR        EP      Pending     94907352.2     27-Jan-1994
--------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------
Case #     Patent #     Issue Date                               Title
------------------------------------------------------------------------------------------------
H6491      5883565      16-Mar-1999     FREQUENCY DEPENDENT RESISTIVE ELEMENT
------------------------------------------------------------------------------------------------
H6491                                   FREQUENCY DEPENDENT RESISTIVE ELEMENT
------------------------------------------------------------------------------------------------
H6491                                   FREQUENCY DEPENDENT RESISTIVE ELEMENT
------------------------------------------------------------------------------------------------
H6588                                   METHOD OF PERFORMING ANTENNA DIVERSITY IN SPREAD
                                        SPECTRUM IN WIRELESS LOCAL AREA NETWORK
------------------------------------------------------------------------------------------------
H6588                                   METHOD OF PERFORMING ANTENNA DIVERSITY IN SPREAD
                                        SPECTRUM IN WIRELESS LOCAL AREA NETWORK
------------------------------------------------------------------------------------------------
H6696                                   PULSED BEACON-BASED INTERFERENCE REDUCTION MECHANISM
                                        FOR WIRELESS COMMUNICATION NETWORKS
------------------------------------------------------------------------------------------------
H6756                                   WIRELESS LOCAL AREA NETWORK SPREAD SPECTRUM
                                        TRANSCEIVER WITH MULTIPATH MITIGATION
------------------------------------------------------------------------------------------------
H6756                                   WIRELESS LOCAL AREA NETWORK SPREAD SPECTRUM
                                        TRANSCEIVER WITH MULTIPATH MITIGATION
------------------------------------------------------------------------------------------------
H6759                                   RAKE RECEIVER WITH EMBEDDED DECISION FEEDBACK EQUALIZER
------------------------------------------------------------------------------------------------
H6762                                   SUCCESSIVE APPROXIMATION CORRECTION OF DC OFFSET IN
                                        FILTER-BUFFER BASEBAND PATH OF DATA RADIO
------------------------------------------------------------------------------------------------
H6766                                   SPREAD SPECTRUM TRANSCEIVER FOR USE IN WIRELESS LOCAL
                                        AREA NETWORK AND HAVING MULTIPATH MITIGATION
------------------------------------------------------------------------------------------------
H6766                                   SPREAD SPECTRUM TRANSCEIVER FOR USE IN WIRELESS LOCAL
                                        AREA NETWORK AND HAVING MULTIPATH MITIGATION
------------------------------------------------------------------------------------------------
H6770                                   FEEDBACK-CONTROLLED LOW VOLTAGE CURRENT SINK/SOURCE
------------------------------------------------------------------------------------------------
H6839                                   TECHNIQUE FOR BRIDGING LOCAL AREA NETWORKS HAVING
                                        NON-UNIQUE NODE ADDRESSES
------------------------------------------------------------------------------------------------
H6839                                   TECHNIQUE FOR BRIDGING LOCAL AREA NETWORKS HAVING
                                        NON-UNIQUE NODE ADDRESSES
------------------------------------------------------------------------------------------------
H6839      5331634      19-Jul-1994     TECHNIQUE FOR BRIDGING LOCAL AREA NETWORKS HAVING
                                        NON-UNIQUE NODE ADDRESSES
------------------------------------------------------------------------------------------------
H6840                                   MEDIUM ACCESS CONTROL PROTOCOL FORE WIRELESS NETWORK
------------------------------------------------------------------------------------------------
H6840                                   MEDIUM ACCESS CONTROL PROTOCOL FORE WIRELESS NETWORK
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
Case #     SubCase        Div Ref#      Country     Status    Application #  Filing Date
--------------------------------------------------------------------------------------------
H6840                   SE-1532-WR        US      Granted     11415          29-Jan-1993
--------------------------------------------------------------------------------------------
H6841                   SE-1533-WR        US      Granted     551476         01-Nov-1995

--------------------------------------------------------------------------------------------












------------------------------------------------------------------------------------------------
Case #     Patent #     Issue Date                               Title
------------------------------------------------------------------------------------------------
H6840      5371734      06-Dec-1994     MEDIUM ACCESS CONTROL PROTOCOL FORE WIRELESS NETWORK
------------------------------------------------------------------------------------------------
H6841      5736973      07-Apr-1998     INTEGRATED BACKLIGHT DISPLAY SYSTEM FOR A PERSONAL
                                        DIGITAL ASSISTANT
------------------------------------------------------------------------------------------------


                                             LIST OF PRISM TRADEMARKS


--------------------------------------------------------------------------------
    Trademark            Country             Status           Application #
--------------------------------------------------------------------------------
PRISM (AND DESIGN)          US             Registered           75/088186
--------------------------------------------------------------------------------
PRISM                       US             Registered           75/230863
--------------------------------------------------------------------------------











----------------------------------------------------------------------------------------------
    Trademark               Filing Date          Registration #         Registration Date
----------------------------------------------------------------------------------------------
PRISM (AND DESIGN)           12-Apr-96              2108394                 28-Oct-97
----------------------------------------------------------------------------------------------
PRISM                        24-Jan-97              2197112                 20-Oct-98
----------------------------------------------------------------------------------------------


                       LIST OF PRISM INVENTION DISCLOSURES



-----------------------------------------------------------------------------------------------------------------------------------
ClientRef   Date Received                                               Title
-----------------------------------------------------------------------------------------------------------------------------------
SE-1529-WR      6/1/99     TECHNIQUE FOR TRACKING DC OFFSET AND TIMING DRIFT IN A FILTERED RANDOM DATA STREAM
-----------------------------------------------------------------------------------------------------------------------------------
SE-1527-WR     5/14/99     TECHNIQUE FOR A REDUCED COMPLEXITY CORRELATION PROCESSOR HAVING TWO BIT RESOLUTION WITH INPUT DITHERING
-----------------------------------------------------------------------------------------------------------------------------------
SE-1526-WR     5/14/99     CORRELATOR PROCESSING FOR ROBUST ACQUISITION
-----------------------------------------------------------------------------------------------------------------------------------
SE-1520-WR      4/6/99     DUAL CONVERSION SYNTHESIZER
-----------------------------------------------------------------------------------------------------------------------------------
SE-1519-WR      4/6/99     GFSK MODULATOR/DEMODULATOR SCHEME
-----------------------------------------------------------------------------------------------------------------------------------
SE-1510-WR     2/26/99     A METHOD TO VARY THE GAIN OF A COMMON EMITTER
-----------------------------------------------------------------------------------------------------------------------------------
SE-1489-WR    12/15/98     AN ULTRA LINEAR HIGH FREQUENCY TRANSCONDUCTOR STRUCTURE
-----------------------------------------------------------------------------------------------------------------------------------
SE-1481-WR    11/16/98     BIASED-CORRECTED RAKE RECEIVER FOR DIRECT SEQUENCE SPREAD SPECTRUM WAVEFORM
-----------------------------------------------------------------------------------------------------------------------------------
SE-1480-WR    11/16/98     CHANNEL IMPULSE RESPONSE ESTIMATION USING BARKER CODES FOR WIRELESS COMMUNICATIONS
-----------------------------------------------------------------------------------------------------------------------------------
SE-1454-WR     8/26/98     PROGRAMMABLE FILTERING MECHANISM TO ALLOW BANDWIDTH OVERLAP BETWEEN DIRECT SEQUENCE SPREAD SPECTRUM
-----------------------------------------------------------------------------------------------------------------------------------
SE-1444-WR     6/26/98     METHOD AND APPARATUS FOR DETERMINING THE BETTER OF TWO ANTENNAS TO USE IN A HIGH MULTIPATH ENVIRONMENT
-----------------------------------------------------------------------------------------------------------------------------------
SE-1417-WR     2/17/98     TRANSCEIVER INCLUDING REACTIVE TERMINATION FOR ENHANCED CROSS-MODULATION PERFORMANCE AND RELATED METHODS
-----------------------------------------------------------------------------------------------------------------------------------


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